SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):  August 17, 1999




                   INTERNATIONAL CAVITATION TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


     Colorado                       0-28318                   84-0768695
-----------------               --------------           --------------------
(State or other                  (Commission                (IRS Employer
jurisdiction of                  File Number)             Identification No.)
incorporation)



               12407 S. Memorial, Bixby, Oklahoma                    74008
          -------------------------------------------------------------------
            (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:       (918) 369-5950
                                                          --------------

Item 4. Changes in Registrant's Certifying Accountant.

(a)     Previous Independent Auditors:

        (i) On August 17, 1999, the Registrant and Orton & Company ("Orton") mutually agreed that Orton would be replaced as the independent auditors for the Registrant effective immediately.

        (ii) Orton's reports on the financial statements of the Registrant for the three fiscal years ended May 31, 1998 contained an explanatory paragraph as to the Company's ability to "continue development stage operations". Except for such "going concern" limitation, the report of Orton & Company did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. In connection with the Company's financial statements for each of the three years ended May 31, 1998, there were no disagreements with Orton on any matters of accounting principles and practices, which, if not resolved to the satisfaction of Orton would have caused such firm to make reference to the matter in their report.

        (iii) The Registrants's Board of Directors approved the change in accountants.

        (v) For the two most recent fiscal years ended May 31, 1998, and for each subsequent interim period preceding such mutual agreement, the Registrant has not been advised of any matters described in Regulation S-K, Item 304(a)(1)(v).

(b)     New Independent Auditors:

        (i) On August 17, 1999, the Registrant engaged Hogan & Slovacek ("Hogan") as its new independent accountants effective with respect to the Company's fiscal year ending May 31, 1999.

        (ii) Prior to August 17, 1999, the Registrant did not consult with Hogan regarding (a) the application of accounting principles to a specified transaction, (b) the type of audit opinion that might be rendered by Hogan on the Registrant's financial statements, or
               (c) any other matter that, had such matter existed, would have been described in response to Regulation S-K, Item 304(a)(1)(iv) or (v).

Item 7. Financial statements, Pro forma Financial Information and Exhibits.

               Exhibit 7.1   Letter of Orton & Company


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      INTERNATIONAL CAVITATION TECHNOLOGIES, INC.



Dated: August 31, 1999                         By:  /s/ David N. Shroff
                                                    --------------------
                                                    David N. Shroff
                                    President





                                  EXHIBIT INDEX

EXHIBIT NO.

7.1                          Letter of Orton & Company

                                                                     Exhibit 7.1





August 31, 1999


Securities and Exchange Commission 450 5th Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read the statements made by International Cavitation Technologies, Inc.. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of August 1999. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


Orton & Company